Exhibit 10.5

Amendment No. 4
to
Subordinated Indemnity Agreement

This Amendment No. 4 to the Subordinated Indemnity Agreement (this “Amendment”) is entered into as of December 8, 2006 by and among Six Flags Operations Inc. (as successor to Six Flags Entertainment Corporation), Six Flags Theme Parks Inc., SFOG II, Inc., SFT Holdings, Inc., Time Warner Inc., Time Warner Entertainment Company, L.P., TW-SPV Co., Six Flags, Inc. (as successor to Premier Parks Inc.) and GP Holdings Inc., and amends in certain respects the Subordinated Indemnity Agreement, dated as of April 1, 1998, by and among the parties (or their predecessors in interest), as amended by Amendment No. 1 to Subordinated Indemnity Agreement, dated as of November 5, 1999, Amendment No. 2 to the Subordinated Indemnity Agreement, dated as of June 12, 2002 and Amendment No. 3 to the Subordinated Indemnity Agreement, dated as of October 13, 2004 (as so amended, the “Original Agreement”).

The parties agree as follows:

1.             Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed to them in the Original Agreement.

2.             Section 6.1 of the Original Agreement is hereby amended by adding a new Section 6.1.11 as follows:

6.1.11      Annual Compliance Certificates.  On July 1 (or the first Business Day thereafter) of each calendar year commencing on July 1, 2007, Holdco shall deliver to the TW Parties a certificate, signed by an executive officer of Holdco, certifying as to the following matters:  (a) each Acquisition Company’s compliance with the terms and provisions of such Acquisition Company’s Certificate of Incorporation or Operating Agreement, as the case may be; (b) GP Holdings’ compliance with the terms and provisions of (i) GP Holdings’ Certificate of Incorporation and (ii) this Agreement; and (c) the Holdco Parties’ compliance with the terms and provisions of (i) this Agreement, (ii) the Subordinated Indemnity Escrow Agreement, (iii) the Georgia Partnership Agreement and (iv) the Texas Partnership Agreement.

3.             Section 6.1 of the Original Agreement is hereby amended by adding a new Section 6.1.12 as follows:

6.1.12      Approval of Corporate Action.  From and after December 8, 2006, the Holdco Parties shall cause to be adopted, and the Board of Directors of GP Holdings shall adopt, resolutions approving each corporate action to be taken with respect to either the Georgia Park or the Texas Park, as the case may be, which is approved by the Board of Directors of any of the Holdco Parties including, without limitation, the approval of the annual budget for the Georgia Park and the Texas Park.

4.             Section 1.1.68 of the Original Agreement is hereby amended by removing the word “or” before Clause (v) and adding a new Clause (vi) as follows:

or (vi) a default by any of the Holdco Parties (or their successors in interest) in the observance or performance of any covenant, agreements or obligations on its part to be performed or observed under that certain Acquisition Company Liquidity Agreement, dated as of December 8, 2006, by and among the Holdco Parties (or their successors in interest), the TW Parties and the Acquisition Companies.

5.             Except as expressly amended herein, all provisions of the Original Agreement shall remain in full force and effect.

6.             This Amendment shall be governed and construed in accordance with the Original Agreement.

7.             This Amendment may be signed in any number of counterparts each of which shall be an original and all of which shall together constitute one and the same agreement. Any counterpart or other signature hereupon delivered by facsimile shall be deemed for all purposes as constituting good and valid execution and delivery of this Agreement by such party.

In Witness Whereof, the parties hereto have executed this Amendment as of the day and year first above written.

Six Flags, Inc., as successor in interest to
Premier Parks Inc.

By:	/s/ James M. Coughlin
Name: James M. Coughlin
Title: General Counsel

GP Holdings Inc.

By:	/s/ James M. Coughlin
Name: James M. Coughlin
Title: General Counsel

Time Warner Inc.

By:	/s/ Raymond G. Murphy
Name:
Title:

Time Warner Entertainment Company, L.P.

By:	/s/ Raymond G. Murphy
Name:
Title:

TW-SPV Co.

By:	/s/ Raymond G. Murphy
Name:
Title:

Six Flags Operations Inc., as successor in interest to Six Flags Entertainment Corporation

By:	/s/ James M. Coughlin
Name: James M. Coughlin
Title: General Counsel

Six Flags Theme Parks Inc.

By:	/s/ James M. Coughlin
Name: James M. Coughlin
Title: General Counsel

SFOG II, Inc.

By:	/s/ James M. Coughlin
Name: James M. Coughlin
Title: General Counsel

SFT Holdings, Inc.

By:	/s/ James M. Coughlin
Name: James M. Coughlin
Title: General Counsel